U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: March 4, 1999

                        Commission File Number: 33-11795

                           RECOM MANAGED SYSTEMS, INC.
                    (Formerly Mt. Olympus Enterprises, Inc.)

  Incorporated under the laws                 I.R.S. Employer Identification:
   of the State of Delaware                             87-0441351

                          Principal Executive Offices:
                             2412 Professional Drive
                               Roseville, CA 95661
                            Telephone: (916) 774-0953

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Item  4.      Changes in Registrant's Certifying Accountants

         On March 4, 1999, the Registrant selected Burnett, Umphress & Company, LLP to serve as its new independent accountants and, accordingly, dismissed Hansen, Barnett & Maxwell. The decision to engage Burnett, Umphress & Company, LLP and dismiss Hansen, Barnett & Maxwell was approved by the Board of Directors of the Registrant.

         The reports of Hansen, Barnett & Maxwell on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, their reports did include an explanatory paragraph regarding a going concern contingency. During the two most recent fiscal years and through March 4, 1999, there have been no disagreements with Hansen, Barnett & Maxwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hansen, Barnett & Maxwell would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant has requested that Hansen, Barnett & Maxwell furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 4, 1999, is filed as
Exhibit 16 to this Form 8-K.

Item  7.      Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No. 16         Letter from Hansen, Barnett & Maxwell

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Recom Managed Systems, Inc.
                                          (Registrant)

Date:      March 9, 1999                  By:   /s/  James D. Collins
           -------------                        ---------------------
                                                James D. Collins
                                                Chief Financial Officer

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